                                                                   EXHIBIT 10.10
                                                                   -------------

================================================================================


                         FIRST PREFERRED SHIP MORTGAGE
                              ON THE WHOLE OF THE


                              ___________________
                        (OFFICIAL NUMBER ____________)


                                 $300,000,000

================================================================================

                       _________________________________
                       _________________________________
                       _________________________________
                              OWNER AND MORTGAGOR


                                  IN FAVOR OF


                             FLEET NATIONAL BANK,
                   IN ITS CAPACITY AS COLLATERAL AGENT UNDER
                      THAT CERTAIN INDENTURE DATED AS OF
                         ______________, 1996 BETWEEN
                        ______________________________
                           AND CASINO AMERICA, INC.
                                   [ADDRESS]

================================================================================

                         DATED:   ______________, 1996

================================================================================

                   Discharge Amount:  $300,000,000 Together
                       With Interest, Expenses, Fees and
                       Performance of Mortgage Covenants

                         FIRST PREFERRED SHIP MORTGAGE
                         -----------------------------


     THIS FIRST PREFERRED SHIP MORTGAGE (hereinafter called the "MORTGAGE") on the whole of the Vessel (as hereinafter defined), which is dated as of ______________, 1996, is provided and made by
______________________________________, a Louisiana ______________
_____________, whose mailing address is __________________________
___________________________ (hereinafter called "MORTGAGOR") to FLEET NATIONAL BANK, as Collateral Agent under the Indenture (as hereinafter defined) whose mailing address is ____________________ ______________________________
(hereinafter called "MORTGAGEE"). Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Indenture (as hereinafter defined).

                             W I T N E S S E T H:

     WHEREAS, pursuant to an Indenture dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the "INDENTURE"), among CASINO AMERICA, INC., a Delaware corporation, as issuer (including its successors and assigns, the "COMPANY"), the Mortgagee, as Trustee and Collateral Agent for the benefit of the Holders, a copy of such Indenture being attached hereto as EXHIBIT "A" and incorporated herein by reference, and the Subsidiary Guarantors, the Company is issuing up to $300,000,000 aggregate principal amount of its ______% Senior Secured Notes due 2003 (the "NOTES"), subject to the terms and conditions set forth in the Indenture; and

     WHEREAS, the principal of and interest on the Notes are due and payable upon the terms and conditions therein recited and mature on _______________, 2003, and a copy of the form of such Notes is attached hereto as EXHIBIT "B" and incorporated herein by reference; and

     WHEREAS, a portion of the net proceeds derived from the issuance of the Notes is being used to retire certain indebtedness of Mortgagor, and Mortgagor, as a Subsidiary of the Company, will otherwise benefit, either directly or indirectly, from advances of the proceeds of the Notes made by the Company; and

     WHEREAS, Mortgagor has entered into a Subsidiary Guaranty of even date herewith, pursuant to which Mortgagor has jointly, severally, solidarily and unconditionally guaranteed all of the Company's obligations under the Notes and the Indenture (the "SUBSIDIARY GUARANTY"); and

     WHEREAS, Mortgagor is the sole owner of the Vessel herein described below; and

     WHEREAS, the Vessel has been documented in the name of the Mortgagor under the laws and the flag of the United States with the National Vessel Documentation Center; and

     WHEREAS, it is a condition precedent to Mortgagee's execution of the Indenture and the purchase of the Notes by Holders that Mortgagor shall have executed and delivered this Mortgage to the Mortgagee, for its benefit and the benefit of the Holders;

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to secure the due and punctual payment and performance of any and all present and future obligations and liabilities of Mortgagor of every type or description to Mortgagee: (i) arising under or in connection with the Indenture or the Notes, whether for principal, premium (if any) interest, expenses, indemnities or other amounts (including attorneys' fees and expenses); or (ii) arising under or in connection with this Mortgage or any other Note Document, including for reimbursement of amounts that may be advanced or expended by the Mortgagee (a) to satisfy amounts required to be paid by Mortgagor under this Mortgage or any other Note Document for claims and Charges, together with interest thereon to the extent provided or (b) to maintain or preserve any Collateral, including the Vessel (as hereinafter defined) or to create, perfect, continue or protect any Collateral or the Security Interest ____ therein, including the Vessel (as hereinafter defined), or its priority; in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Federal Bankruptcy Code (including post-petition interest) and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable (all obligations and liabilities described herein are collectively referred to as the "Secured Obligations"), Mortgagor does by these presents mortgage, convey and grant a continuing security interest in, unto Mortgagee, for itself and the ratable benefit of the Secured Parties, and to Mortgagee's successors and assigns in the capacity of Collateral Agent, the whole of the following named and described vessel (hereinafter referred to as the "Vessel") to wit:

                                             OFFICIAL
     VESSEL NAME                              NUMBER
     -----------                              ------

     ---------------                         --------

together with all materials, equipment and accessories now or from time to time installed thereon, and substitutions therefor, whether now existing or hereafter acquired, including without limitation its boilers, engines, machinery, masts, spars, boats, cables, motors, navigation and radar equipment, tools, anchors, chains, booms, cranes, rigs, pumps, pipe, tanks, tackle, apparel, furniture, fixtures, rigging, supplies, fittings and machinery, equipment and accessories relating to gaming operations (including but not limited to all gaming supplies, table games, money continuing and wrapping equipment, casino related signage, gaming equipment (as hereinafter defined) and communication systems, visual and electronic surveillance systems and transportation systems), tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, fuel, all financial equipment, computer equipment, calculators, adding machines and any other electronic equipment of every nature used in connection with the operation of the Vessel, all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage, all wall-beds, wall-safes, built-in furniture and installations, shelving, lockers, partitions, doorstops, vaults, motors, elevators, dumb-waiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm, surveillance and security systems, computers, drapes, drapery rods and brackets, mirrors, mantels, screens, linoleum, carpets and carpeting, plumbing, bathtubs, showers, sinks, basins, pipes, faucets, water closets, laundry equipment, washers, dryers, ice-boxes and heating units, all kitchen and restaurant equipment, including but not limited to silverware, dishes, menus, cooking utensils, stoves, refrigerators, ovens, ranges, dishwashers, disposals, water heaters, incinerators, furniture, fixtures and furnishings, all cocktail lounge supplies, including but not limited to bars, glassware, bottles and tables used in connection with the Vessel, all chaise lounges, hot tubs, swimming pool heaters and equipment, and all other recreational equipment (computerized and otherwise), beauty and barber equipment, and maintenance supplies used in connection with the Vessel, all specifically designed installations and furnishings, and all furniture, furnishings and Personal property of every nature whatsoever now or hereafter owned or leased by the Mortgagor or in which the Mortgagor has any rights or interest and located in or on, or attached to, or used or intended to be used or which are now or may hereafter be appropriated for use on or in connection with the operation of the Vessel, or in connection with any construction being conducted or which may be conducted thereon, and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, all of which (to the fullest extent permitted by law) shall be conclusively deemed appurtenances to the Vessel, and all other appurtenances to the Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter made in or to the Vessel, but shall not include FF&E the acquisition of which is now or hereafter subject to an FF&E Financing (a) which is permitted pursuant to the Indenture and (b) the terms of which prohibits Liens on the FF&E subject thereto other than the Liens securing such FF&E financing. For purposes hereof, "gaming equipment" shall mean any equipment or mechanical, electromechanical or electronic contrivance, component or machine, including a slot machine, used directly or indirectly with gaming or any game, which affects the result of a wager by determining wins or losses.

     TO HAVE AND TO HOLD ALL and singular the above-described Vessel unto Mortgagee, its successors and assigns forever.

     Provided, however, that if the Secured Obligations are paid and performed in full in accordance with the terms of the Indenture, the Subsidiary Guaranty, this Mortgage and the other Note Documents, and the Indenture is satisfied and discharged in accordance with the terms hereof, then this Mortgage shall cease and, in such event, at the expense of the Mortgagor, the Mortgagee agrees to execute all documents as the Mortgagor may reasonably require to discharge this Mortgage under the laws of the United States; otherwise, it shall remain in full force and effect. Mortgagor agrees to perform and to observe the terms, covenants and agreements contained in its Subsidiary Guaranty, this Mortgage, the Indenture, and in the other Note Documents to which it is a party, and to hold the Vessel subject thereto.

     Nothing herein shall be deemed or construed to subject to the Lien hereof any property other than a vessel or vessels as the term is used in the Ship Mortgage Act, 1920, as amended, recodified as 46 U.S.C. (S) 31301 et seq. (the "SHIP MORTGAGE ACT").

     The terms and conditions of this Mortgage are as follows:

                                   ARTICLE I
                                   ---------

Particular Representations, Warranties and Covenants of Mortgagor
- -----------------------------------------------------------------

     The Mortgagor hereby represents, warrants, covenants and agrees with the Mortgagee as follows:

     1. Mortgagor is and shall continue to be a citizen of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended (46 App. U.S.C. (S) 802), entitled to own and operate the Vessel in the coastwise trade under its marine document, which marine document shall be maintained in full force and effect by the Mortgagor; the Vessel is duly documented in the name of the Mortgagor under the United States flag with the National Vessel Documentation Center; and all action necessary for the execution, delivery, validity and performance of Mortgagor's Subsidiary Guaranty, this Mortgage and the other Note Documents to which Mortgagor is a party have been duly taken. Mortgagor is a corporation duly organized and is and shall continue to be validly existing and in good standing under the laws of the State of Louisiana and is authorized to do business and is in good standing in any other state wherein Mortgagor is required to be qualified to do business.

     2. Mortgagor lawfully owns and possesses the Vessel free of all Liens whatsoever, except for (i) Liens which secure Mortgagee, its successors or assigns, (ii) Liens which relate to wages of a stevedore, when employed directly by a Person listed in 46 U.S.C. (S) 31341, crews' wages, salvage and general average, and (iii) those Liens permitted to exist pursuant to the Indenture (collectively, the "PERMITTED ENCUMBRANCES"); all of which shall be and remain inferior to the Lien granted hereby except for those Liens specifically described in Schedule 1 hereto (the "PRIOR PERMITTED ENCUMBRANCES"). Mortgagor shall warrant and defend title to and possession of all and every part of the Vessel for the benefit of Mortgagee against all Persons whomsoever, except for the claims and demands relating to Permitted Encumbrances being properly asserted.

     3. Mortgagor shall comply with, and not permit the Vessel to be operated contrary to, any provision of any law, treaty, convention, rule, regulation or order of the United States, any State, and/or of any department or agency thereof, specifically including, without limitation, any Gaming Authority (as defined in the Indenture), and shall not operate the Vessel outside of the navigation limits of the insurance carried pursuant to Section 11 of this
Article I. Mortgagor shall do every thing necessary to establish and maintain this Mortgage as a valid and enforceable first preferred ship mortgage (within the meaning of the Ship Mortgage Act) on the Vessel, prior to all other Liens and encumbrances, except for Prior Permitted Encumbrances (including, but not limited to, paying and discharging all debts, damages and liabilities whatsoever which have given or may give rise to maritime or possessory Liens on or claims enforceable against the Vessel).

     4. Neither Mortgagor nor the master of the Vessel, or any one acting in its or their behalf, has or shall have any right, power of authority to create, incur or permit to be placed or imposed or continued upon the Vessel any Lien whatsoever, except for Permitted Encumbrances, and in no event shall any Lien be imposed or placed or continued upon the Vessel which would or might be prior to or on a parity with or which might impair the Lien of this Mortgage, except for Prior Permitted Encumbrances, provided that the right of Mortgagor to create or permit the existence of such encumbrances shall in no event be construed as permitting any libel, attachment, or other seizure of the Vessel under process or color of legal authority to remain undissolved or undischarged, or in any respect modify or alter any obligation of Mortgagor under Section 7 of this
Article I.

     5. Mortgagor shall pay and discharge when due and payable from time to time, all taxes, assessments, governmental charges, fines and penalties lawfully imposed upon the Vessel and upon any income therefrom; provided that Mortgagor may omit to pay any such taxes, assessments, governmental charges, fines or penalties that are being contested in good faith and with due diligence and by appropriate legal proceedings so long as (a) adequate reserves with respect thereto are maintained on the books of Mortgagor in accordance with generally accepted accounting principles, (b) Mortgagor gives Mortgagee timely notice of its intention to contest the same, (c) the commencement of such proceedings shall suspend the collection or enforcement of the matter under contest, or, if the commencement of such proceedings does not suspend such collection or enforcement, Mortgagor shall have made payment of any item sought to be collected with or without protest, (d) there shall be no impairment of the Lien of this Mortgage or any other Note Document or undue interference with the normal conduct of Mortgagor's riverboat gaming operation on the Vessel or at the real property adjacent to which the Vessel is operating, (e) neither the Vessel nor the real property adjacent to which the Vessel is operating, nor any part thereof or interest therein, would be in any immediate danger of being sold, forfeited or lost, (f) neither Mortgagee nor any Holder would be potentially subjected to criminal, or in imminent danger of civil, liability for failure to comply therewith pending the outcome of such proceedings, (g) in the case of taxes, assessments, charges, fines, penalties or other impositions, Mortgagor shall have either (i) paid the amount in dispute prior to instituting such contest, in which event the notice requirement of clause (b) above shall be satisfied by giving notice prior to initiating such contest rather than prior to making payment, or (ii) furnished reasonable security during the pendency of such proceedings, and (h) if such contest be finally resolved against Mortgagor, Mortgagor shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable requirement. Mortgagor shall indemnify and save Mortgagee and each Holder harmless from and against any liability, loss, damage, cost or expense of any kind that may be imposed upon Mortgagee or such Holder in connection with any such contest and any determination resulting therefrom, and the right of Mortgagor to contest the validity of any claim contemplated by this Section 5 shall in no event be construed as permitting any libel, attachment, or other seizure of the Vessel under process or color of legal authority to remain undissolved or undischarged, or in any respect modify or alter any obligation of Mortgagor under Section 7 of this Article I.

     6. Mortgagor will cause a properly certified copy of this Mortgage to be exhibited to any and all Persons having business with such Vessel which might give rise to any Lien thereon other than Liens for stevedores' and crews' wages, salvage and general average, and to any representative of the Mortgagee on demand. A notice of this Mortgage shall be prominently displayed aboard the

Vessel, printed in plain type of such size that it shall cover a space not less than six (6) inches wide by nine (9) inches high, which said notice shall read as follows:

                               Notice of Mortgage
                               ------------------

     This vessel is owned by __________________________ ___________, a Louisiana
     ___________________, and is covered by a First Preferred Ship Mortgage in favor of Fleet National Bank, as Collateral Agent for the Holders under an Indenture dated as of _____________, 1996 with Casino America, Inc., and others, said First Preferred Ship Mortgage having been executed under authority of the Ship Mortgage Act, 1920, as amended, recodified at 46 U.S.C. (S) 31301 et seq. Under the terms of said First Preferred Ship Mortgage, neither the Mortgagor nor the Master, nor any agent of this Vessel nor any other Person has any right, power or authority to create, incur or permit to be imposed upon this Vessel any Lien whatsoever other than Permitted Encumbrances (as defined in such First Preferred Ship Mortgage).

     7. If, notwithstanding the prohibition against creating Liens against the Vessel, the Vessel shall be libeled, arrested, attached, detained, seized or levied upon or taken into custody under process or under color of any authority, Mortgagor shall forthwith notify Mortgagee by telegram, confirmed by letter, and forthwith discharge or release the Vessel therefrom, and in any event within fifteen (15) days after such libel, attachment, detention, seizure, levy or taking into custody; provided, however, if the Mortgagor or any charterer of the Vessel shall invoke the benefits of 46 App. U.S.C. (S) 181 to (S) 186, inclusive, as amended, providing for the limitation of the liability of ship owners, then and in that event, the release and discharge of the Vessel shall be effected within five (5) days from the date of the order of the district court for the payment into the registry of the court of the amount of the value of petitioner's interest in the Vessel and its pending freight, if any; and provided, further, that in any such proceeding to limit liability the Vessel shall not be surrendered or offered to be surrendered to a trustee as provided in 46 App. U.S.C. (S) 185(b), without the written consent of Mortgagee first had and obtained. If Mortgagor shall fail or neglect to release the Vessel from libel, arrest, attachment, detainment, seizure or levy, Mortgagee or any Person acting on behalf of Mortgagee may, but shall not be obligated to, furnish security to release the Vessel and by so doing shall not be deemed to have cured the default of Mortgagor and the cost of same shall be charged against Mortgagor and be promptly repaid to Mortgagee with interest thereon at the same rate (the "DEFAULT RATE") as is provided upon any overdue principal amount of the indebtedness evidenced by the Notes and with costs and the interest thereon shall constitute a debt secured by the Lien of this Mortgage.

     8. Mortgagor shall (i) at all reasonable times afford Mortgagee or its representatives complete opportunity to inspect the Vessel and its cargoes and papers (including the Vessel's logs), (ii) furnish Mortgagee with full information regarding any material casualties or other accidents or damage to the Vessel, (iii) at the reasonable request of Mortgagee, deliver for inspection copies of any and all contracts and documents relating to the Vessel, whether on board or not, and (iv) certify upon Mortgagee's request, but not more often than quarterly, that all wages and other claims whatsoever, which might have given rise to a Lien upon the Vessel, have been paid.

     9.   (a)    Mortgagor shall not, without the prior written consent of
Mortgagee, sell, lease, demise, charter, or further mortgage the Vessel or any interest therein. Any such written consent to any one sale, lease, demise, charter or mortgage shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, lease, demise, charter or mortgage of the Vessel (or any interest therein). Any such sale, mortgage, charter or transfer of the Vessel or any interest therein shall be subject to the provisions of this Mortgage and the Lien hereof.

          (b) Mortgagor shall not, except as herein expressly permitted, change the name or flag of the Vessel or make any substantial change in the Vessel's structure without the written consent of Mortgagee first had and obtained, which consent with respect to a change of name, flag or structure of the Vessel shall not be unreasonably withheld, and any such written consent to any change of name, flag or structure shall not be construed to be a waiver of this provision with respect to any subsequent proposed change of name, flag or structure. In the event of Mortgagee's consent to any change of name or flag of the Vessel, such change shall not be undertaken unless and until all filings, recordations or other actions necessary to perfect and protect the Lien created by this Mortgage and to enable the Mortgagee to exercise and enforce its rights and remedies hereunder with respect to the Vessel after giving effect to such change of name or flag shall have been completed (including, without limitation, opinions of counsel as to the perfected status of the Mortgagee after giving effect to such change of name or flag, if required by Mortgagee).

     10. From time to time Mortgagor shall execute and deliver such other and further instruments and assurances as: (i) may be required to effect the purposes of this Mortgage; (ii) necessary to maintain and effectuate this Mortgage as a valid and enforceable first preferred mortgage (within the meaning of the Ship Mortgage Act) on the Vessel, prior to all other Liens and encumbrances, except Prior Permitted Encumbrances; (iii) necessary for operation of the Vessel by Mortgagee, as herein provided; and (iv) necessary to effectuate sales as hereinafter provided in paragraph (c) of Section 7 of Article II.

     11. (a) So long as any of the Secured Obligations secured hereby remain outstanding, Mortgagor, at its expense and at no expense to the Mortgagee, shall keep the Vessel insured against (i) risks of fire, explosion and marine perils, and against all other liabilities and risks insured under the form of policy known as "American Institute Hull Clauses (June 2, 1977)," or equivalent including, but not limited to, strikes, riots, and civil commotion coverage,
(ii) risks covered by protection and indemnity insurance (including, without limitation, coverage against third party claims for pollution liability including statutory and governmental clean up liabilities) and (iii) such other risks and liabilities, including employees' compensation, from time to time reasonably specified by Mortgagee. The Mortgagor will keep the Vessel insured, in lawful money of the United States and in the broadest form available in markets acceptable to the Mortgagee, for not less than (A) in the case of the insurance referred to in clause (i) above, the full insurable value of the Vessel; provided, however, that the aggregate amount of such insurance in respect of the Vessel shall never be less than the aggregate outstanding amount of the Secured Obligations secured hereby, and (B) in the case of the insurance referred to in clause (ii) above, in the maximum amount commercially reasonably available from time to time; provided, however, that any protection and indemnity insurance shall be in an amount not less than the amount of insurance against total loss.

          (b) The policy or policies of insurance shall be issued by underwriters or associations having an A.M. Best & Company, Inc. rating of A- or higher, or if such underwriter or association is not rated by A.M. Best & Company, Inc., having the financial stability and size deemed appropriate by a reputable insurance broker, and shall contain conditions, terms, stipulations and insurance covenants as shall be reasonably satisfactory to the Mortgagee. The Mortgagor shall furnish to the Mortgagee, annually, not later than ninety
(90) days after the end of Mortgagor's fiscal year, a detailed certificate or opinion signed by a firm of marine insurance brokers reasonably satisfactory to the Mortgagee that the insurance coverages in place and the amounts thereof are prudent and reasonable taking into account existing industry practices, and the risks associated with the trade of the Vessel and comply with Mortgagor's obligations under this Section 11. Cover notes and/or certificates for all insurance coverages provided for herein shall be furnished to the Mortgagee upon execution of this Mortgage and delivered to Mortgagee whenever requested but, in all events, no less than annually on or before January 15th of each year and at the time such insurance coverages are renewed, extended or a new insurance policy substituted therefor. All policies required hereunder shall contain provisions that the same may not be cancelable or materially modified until thirty (30) days following delivery to Mortgagee of written notice of intent to cancel. Any language contained in the printed policy or insurance certificate which relieves the insurance carrier from responsibility to the

Mortgagee in the event such carrier fails to provide such notice must be deleted.

          (c) All insurance and the policies evidencing the same shall by their terms be taken out in the joint names of Mortgagor and Mortgagee, if required by Mortgagee, and shall by their terms be payable to them as their respective interests may appear. The interest of Mortgagee is hereby declared to be the outstanding amount of the Secured Obligations, whether contingent or absolute, due or to become due, and in event of a total loss of the Vessel, actual or constructive, or a compromised constructive loss or requisition, Mortgagee shall be paid the entire amount of insurance covering the Vessel for application in accordance with the Indenture. The Mortgagor shall not declare or agree with the underwriters that the Vessel is a constructive or compromised, agreed or arranged total loss without the prior written consent of the Mortgagee. The proceeds of all other insurance shall be paid to Mortgagor and Mortgagee jointly, and provided that Mortgagor is not in default under this Mortgage, Mortgagee shall, at its option, either make available to Mortgagor by an appropriate payment order directed to the interested underwriter the proceeds of all insurance to pay any outstanding bill for supplying or repairing the Vessel and/or outstanding third-party claim, provided that Mortgagor pays the amount of the deductible; or reimburse Mortgagor in whole or in part for any expenditures Mortgagor may have made for repairing the Vessel and/or obtaining waivers of Liens or appropriate releases for the thirty-party claims. Should Mortgagor not effect repairs to the Vessel or pay third-party claims, or in either event furnish and/or pay the deductible, or if Mortgagor is in default hereunder, then Mortgagee shall be entitled to receive the proceeds of any insurance applicable to such loss and upon payment shall credit the net proceeds of any insurance as hereinafter provided in Section 9 of Article II.

          (d) Mortgagor agrees to renew all insurance policies or cause or procure the same to be renewed before the relevant policies or contracts expire and to procure that the insurers or a firm of independent marine insurance brokers shall promptly confirm in writing to the Mortgagee as and when each such renewal is effected. The Mortgagor agrees to cause such insurers or independent marine insurance brokers to agree (x) to advise the Mortgagee promptly of any failure to renew or other event which could cause a lapse in coverage and of any default in payment of any premium and of any other act or omission on the part of the Mortgagor of which they have knowledge and which might, in their opinion, invalidate or render unenforceable, or cause the lapse of, or prevent the renewal or extension of, in whole or in part, the insurance on the Vessel and
(y) to mark their records and advise the Mortgagee at least thirty days prior to the expiration date of any of the insurance policies, that such insurance policies have been renewed or replaced with new insurance which complies with the provisions hereof.

          (e) Mortgagor warrants that it will maintain all such insurance unimpaired by any act, breach of warranty or otherwise, and that it will not be guilty of or permit any act of omission or commission which will in any way invalidate, void or suspend any insurance herein provided to be maintained. Mortgagor shall also procure and maintain breach of warranty or Mortgagee's interest insurance in favor of Mortgagee on each of the above policies. Mortgagor shall pay for any loss of or damage to the Vessel by any cause whatsoever and any third-party claims whatsoever which would constitute a Lien against the Vessel not covered by insurance or for which no reimbursement or incomplete reimbursement is secured from the insurance.

     12. Mortgagor shall, at its own expense, at all times keep the Vessel in a good and efficient state of repair and perform all ordinary maintenance on the Vessel and make all proper renewals and replacements necessitated by wear, tear, normal depreciation and casualty so as to comply with the provisions of all laws, regulations and requirements (statutory or otherwise) from time to time applicable to vessels registered under the flag of the United States and engaged in the service in which the Vessel is engaged. In the event of damage to the Vessel less than a total loss, actual or constructive, as constructive total loss is defined in the policy or policies of hull insurance procured hereunder, Mortgagor shall make and pay for the repairs necessitated thereby, and in that event Mortgagor shall pay the amount of the deductible average provided in the insurance, and if Mortgagor has paid for such repairs and is not in default under the terms of this Mortgage, Mortgagor shall be entitled to receive the proceeds of insurance applicable to the repaired damage in the manner provided in Section 11(c) above; and if Mortgagor does not make such repairs, Mortgagor nevertheless shall remain bound for the amount of the deductible average provided in such insurance.

     13. The Mortgagor agrees to keep books of record and account in accordance with generally accepted accounting principles and to make said books of record and account available to Mortgagee during normal business hours when requested to do so by Mortgagee and to furnish Mortgagee with any and all information and statements as Mortgagee may reasonably request.

     14. The entry into and performance by the Mortgagor of each of this Mortgage, Mortgagor's Subsidiary Guaranty, and the other Note Documents to which Mortgagor is a party, does not, and will not violate in any respect (i) any applicable law or regulation of any governmental or official authority or body, or (ii) any agreement, contract or other undertaking to which the Mortgagor is a party or which is binding on the Mortgagor or any of its assets.

     15. All consents, licenses, approvals and authorizations (including any approvals of the U.S. Maritime Administration) required for the entry into, performance, validity and enforceability of this Mortgage, Mortgagor's Subsidiary Guaranty and the other Note Documents to which Mortgagor is a party have been obtained and are in full force and effect.

     16. Except for the filing with the National Vessel Documentation Center, it is not necessary for the legality, validity, enforceability or admissibility in evidence of this Mortgage that it, or any document relating hereto, be registered, filed, recorded or enrolled with any court or authority in any relevant jurisdiction or that, except for the recording fee payable to the U.S. Coast Guard, any stamp, registration or similar taxes or fee be paid on or in relation to this Mortgage, Mortgagor's Subsidiary Guaranty and the Note Documents.

     17. The Mortgagor will cause the Vessel, upon documentation with the National Vessel Documentation Center and at all times thereafter, to hold a valid Certificate of Inspection and to be operationally seaworthy.

     18. The Mortgagor will submit or cause the Vessel to be submitted to such periodic surveys as may be required for inspection purposes and to supply or to cause to be supplied to the Mortgagee at its request, copies of all survey reports and a copy of the Certificate of Inspection concerning the Vessel.

     19. The Mortgagor will promptly furnish and cause to be furnished to the Mortgagee all such information as it may from time to time reasonably request regarding the Vessel, its employment, position and engagements, particulars of all towages and salvages and copies of all charters and other contracts for its employment or otherwise concerning the matters addressed by this Mortgage.

     20.  The Mortgagor agrees to notify the Mortgagee in writing of:

          (i) any accident to the Vessel involving repairs the cost of which will or is likely to exceed $50,000.00;

          (ii) any occurrence which has or is likely to render the Vessel a total loss or a constructive total loss;

          (iii) any requirement or recommendation made by any insurer or classification society or by any competent authority with which there is not prompt compliance with the reasons therefor;

          (iv) any arrest of the Vessel or the exercise or purported exercise of any Lien on the Vessel or its earnings; and

          (v) any occurrence of an event of default specified in Article II hereof or an event which with notice, lapse of time or both will constitute an event of default specified therein.

     21. In the event that at any time and from time to time this Mortgage, any other Note Document or any provisions hereof or thereof shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any court, or if the documents at any time held by Mortgagee shall be deemed by Mortgagee for any reason insufficient to carry out the true intent and spirit of this Mortgage and each other Note Document, then Mortgagor, forthwith upon the reasonable request of Mortgagee, will execute and deliver, on its own behalf, such other and further assurances and documents as may be reasonably necessary to more effectively subject the Vessel to the payment of the Secured Obligations, as provided in this Mortgage and each other Note Document and the performance of the terms and provisions of this Mortgage and each other Note Document and do such things as Mortgagee in its sole discretion may reasonably deem to be necessary to carry out the true intent of this Mortgage.

     22. In the event of the requisition (whether of title or use), condemnation, sequestration, seizure or forfeiture of the Vessel by any governmental or purported authority or by anyone else, any payments in respect thereof shall be paid to Mortgagee and applied in accordance with the terms of
Section 11(c) of this Article I.

                                  ARTICLE II
                                  ----------

                  Events of Default and Remedies of Mortgagee

     1. In the event that Mortgagor fails to procure and/or maintain insurance, as provided in Section 11 of Article I above, Mortgagee may, at its option, without any obligations so to do, and without waiver of any of its rights hereunder, procure such insurance as it deems necessary to protect its security and the cost of the same shall be charged against Mortgagor and be promptly repaid to Mortgagee with interest thereon at the Default Rate, and such insurance costs and the interest thereon shall constitute a debt secured by the Lien of this Mortgage.

     2. In the event that the Vessel shall be arrested or detained by a Marshal or other officer of any court of law, equity, or admiralty jurisdiction, or by any governmental or other authority, on a claim for which Mortgagor is alleged to be liable, and shall not be released from arrest or detention as and within the time prescribed by the provisions of Section 7 of Article I above, Mortgagor hereby authorizes and empowers Mortgagee, as its duly appointed representative, in the name of Mortgagor, or its successors or assigns, to apply for, claim and receive, or take possession of the Vessel with all rights and powers Mortgagor, its successors or assigns may have, possess, and exercise in any such event. The power hereby granted shall be irrevocable and may be exercised not only by said representatives of Mortgagee, but also by an appointee or appointees of such representatives, with full power of substitution, to the same extent as if such appointee or appointees had been named as one of the attorneys above named by express designation. Mortgagor also authorizes and empowers any Person duly acting under the provisions of this Section 2 of Article II to appear in the name of Mortgagor, its successors or assigns, in any court where a suit may be pending against Mortgagor, or against the Vessel because of or on account of any alleged Lien against the Vessel and from which it has not been released, and to take such proceedings as such Person may deem proper for the defense of such suit and for the release of the Vessel therefrom. All expenditures or liabilities made or incurred by them, or any of them, in the premises, in good faith, shall be debts due from Mortgagor to Mortgagee, and shall be promptly repaid by Mortgagor to Mortgagee with interest thereon at the Default Rate, and shall be secured by the Lien of this Mortgage.

     3. In the event Mortgagor fails properly to maintain the Vessel and make proper repairs, renewals and replacements, as required by the provisions of
Section 12 of Article I above, Mortgagee may, at its option, without any obligation so to do and without waiver of any of its rights hereunder, perform such maintenance and make such repairs, renewals and replacements and the cost of the same shall be charged against Mortgagor and be promptly repaid to Mortgagee with interest thereon at the Default Rate, and all such expenditures and the interest thereon shall constitute a debt from Mortgagor to Mortgagee secured by the Lien of this Mortgage.

     4. In the event that Mortgagee, though without any obligation so to do, employs an attorney to protect the Vessel or to prevent the impairment of Mortgagee's security represented by the Vessel and/or makes any reasonable expenditure for any other matter in any instance where Mortgagor is obligated by this Mortgage to employ such attorney and/or make such expenditure shall be charged against Mortgagor and be promptly repaid to Mortgagee with interest thereon at the Default Rate, and all such expenditures and the interest thereon shall constitute a debt from Mortgagor to Mortgagee secured by the Lien of this Mortgage.

     5. In the event that Mortgagee should make any expenditure or incur any costs which Mortgagor is obligated by this Mortgage so to do, such expenditure or costs shall be charged against Mortgagor and be repaid promptly to Mortgagee with interest thereon at the Default Rate and shall constitute a debt from Mortgagor to Mortgagee secured by the Lien of this Mortgage.

     6.   The following events are events of default ("Events of Default"):

          (a) An Event of Default under and as defined in the Indenture shall occur and be continuing.

          (b) Failure by Mortgagor in the performance or observance of any of its obligations hereunder if such failure shall continue unremedied for a period of thirty (30) days following the date of written notice thereof to Mortgagor from the Mortgagee; and

          (c) Any representation, warranty or certification made or deemed made herein (or in any modification or supplement hereto) by the Mortgagor, or any certificate furnished to the Mortgagor pursuant to the provisions hereof, shall prove to have been false or misleading as of the time made or furnished in any material respect.

     7. In case of the occurrence of any event of default specified in Section 6 of this Article II and its continuance for the period, if any, specified with reference thereto in said section, then, and in each and every case, such default subsisting, Mortgagee:

          (a) May declare the Secured Obligations to then become due and payable immediately without prejudice to any other rights and remedies of the Mortgagee;

          (b) May retake the Vessel without legal process wherever it may be and Mortgagor, or other Person in possession, shall forthwith surrender possession of the Vessel to Mortgagee, upon demand; Mortgagee then shall retake or may hold, lay up, lease, operate, manage and control or otherwise use the Vessel in any service upon such of the inland waterways of the United States as Mortgagee may elect and may insure the Vessel and make all necessary or proper repairs and useful alterations, additions, betterments and improvements thereto as to it may seem judicious and shall be entitled to collect and receive all tolls, earnings, income, rents, issues and profits of or arising out of the operation or management of the Vessel and after deducting all expenses of operation and/or repairs, maintenance, alterations, additions, betterments and improvements and all payments for taxes, insurance, as well as just and reasonable compensation for its own services, and for all its agents, attorneys and employees, Mortgagee shall apply the net money arising, as aforesaid, as provided by Section 8 of this Article II;

          (c) May retake the Vessel without legal process wherever it may be and Mortgagor or any other Person in possession shall forthwith surrender possession of the Vessel upon demand of Mortgagee and Mortgagee may sell the Vessel at public sale, free from any and all claims of or by Mortgagor in law, in equity, in admiralty or by statute, which said sale shall be made at a time and place and upon such notice as may be required by law; if not governed by any applicable provisions of law, such sale shall be made at such time and place as Mortgagee may fix, after notice of the time, place and terms of said sale, together with a description of the property to be sold, has been published for six (6) consecutive days (except Sunday) preceding the date for such sale, in a newspaper printed in the English language and customarily published on each business day and of general circulation in the county of documentation, or in a newspaper published in the county in which the place of sale is located if other than the said county. Mortgagee and its successors or assigns hereby are appointed the true and lawful attorneys irrevocable of Mortgagor in its name and stead to make all necessary transfers of property thus sold, and for that purpose it or they will execute all necessary instruments of assignment and transfer, Mortgagor hereby ratifying and confirming all that its said attorneys shall lawfully do by virtue hereof; and Mortgagee shall have the right to become the purchaser hereunder;

          (d) May proceed to protect and enforce its rights under this Mortgage, including all rights and remedies arising by reason of the provisions of the Ship Mortgage Act, and all acts amendatory thereof and supplement thereto, by suit or suits in equity or actions at law, or by suit in admiralty in rem or in personam, whether for specific performance of any covenant or agreement contained herein or for any foreclosure hereunder or for the enforcement of any proper legal or equitable remedy or remedy in admiralty as Mortgagee, being advised by counsel, shall deem most effectual to protect and enforce the rights aforesaid; in connection with any such proceeding, Mortgagee shall be entitled, as a matter of right, to the appointment of a receiver of the mortgaged property and of tolls, rents, income, revenues, profits and earnings thereof; and

          (e) May proceed personally against Mortgagor in any court of competent jurisdiction to recover, with interest thereon at the Default Rate, any damages which Mortgagee may sustain by reason of any infraction by Mortgagor of any Secured Obligations contained in Sections 1 through 20, inclusive, of
Article 1 above.

     Each and every power or remedy herein conferred on Mortgagee shall be cumulative and in addition to all other powers or remedies now or hereafter existing in admiralty, in equity, in law or by statute (including the Louisiana Commercial Laws (La. R.S. 10:1-101 et seq.)) and may be exercised as often as may be deemed expedient by Mortgagee. No delay or omission by Mortgagee shall impair any right, power or remedy and no waiver of any default shall waive any other default.

     8.   If at any time after one or more events of default enumerated in
Section 6 of this Article II shall have occurred and before the Vessel shall have been sold pursuant to any provision of this Article II (whether or not proceedings for foreclosure shall have been commenced and/or prosecuted in any court), Mortgagor shall make good such default or defaults, including without limitation, payment of any past due installment of principal and interest of the Secured Obligations secured by the Lien of this Mortgage, and reimbursement of any advances and expenditures made by Mortgagee in accordance with the provisions of Sections 1, 2, 3, 4 and 5 of this Article II, with interest thereon, together with attorneys' fees and costs, then, and in every such case, Mortgagee shall waive such default or defaults and its or their consequences and shall rescind any action theretofore taken by it, including without limitation, the acceleration of payment of the Secured Obligations secured by this Mortgage; but no waiver shall extend to or affect any subsequent default or impair any right consequent thereon.

     9. The net proceeds of any judicial or other sale, of any charter, management or other use of the Vessel by Mortgagee, of any claim for damages to the Vessel and of any insurance received by Mortgagee (except to the extent that such insurance proceeds are to be paid to Mortgagor in accordance with any provisions of this Mortgage) shall be held and applied by Mortgagee from time to time in accordance with the terms of the Indenture, any other provision of this Mortgage to the contrary notwithstanding.

     Should there not be any funds or insufficient funds to liquidate all valid claims of Mortgagee, then Mortgagor shall remain bound to Mortgagee for any unpaid amount or balance due and shall be liable to pay said amount to Mortgagee with interest thereon as provided in this Mortgage, but, if after payment in full, any amount remains, it shall be paid to the Person or entity entitled thereto.

     10. If an event of default has occurred, which has not been cured pursuant to provisions hereof, Mortgagor shall not at any time insist upon, plead in any manner whatever, claim or take the benefit or advantage of, any stay or extension, valuation or appraisement law for the purpose of preventing or hindering the enforcement or foreclosure of this Mortgage, and it covenants that it will not hinder, delay or impede the execution of any power herein granted and declared to Mortgagee, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted, nor after any sale or sales will it claim or exercise any right under any statute or otherwise to redeem the property so sold or any part thereof.

     11. Without prejudice to any other rights and remedies of Mortgagee arising under this Mortgage or the other Note Documents, Mortgagor hereby agrees and undertakes to indemnify Mortgagee against all obligations and liabilities whatsoever and whensoever incurred by Mortgagee in good faith in the enforcement of its rights hereunder or under any other Note Documents.

     12.  (a)    Mortgagor hereby irrevocably appoints Mortgagee its attorney-
in-fact until the termination of this Mortgage as herein provided to do in its name, all acts which Mortgagor, or its successors or assigns, could do in relation to the Vessel, including without limitation, to demand, collect, receive, compromise, settle and sue for (insofar as Mortgagee lawfully may), all freights, hire, earnings, issues, revenues, income and profits of the Vessel, and all amounts due from underwriters under the insurance as payment for losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due to Mortgagor or arising from the Vessel, and to make, give and execute in the name of Mortgagor, acquittances, receipts, releases, or other discharges for the same, whether under seal or otherwise, to take possession of, sell or otherwise dispose of or manage or employ the Vessel, to execute and deliver charters and a bill of sale for the Vessel, and to endorse and accept in the name of Mortgagor all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing; provided Mortgagee shall take no action under the power of attorney granted hereby, unless an event of default has occurred and Mortgagor has received prompt written notice of such event of default.

          (b) The exercise by or on behalf of Mortgagee of the power granted in this Section 12 shall not require any Person dealing with Mortgagee to conduct any inquiry as to whether any such event of default has occurred and is continuing, nor shall such Person be in any way affected by notice that any such event of default has not occurred and is not continuing, and the exercise by Mortgagee of such power shall, with regard to such Person, be conclusive evidence of the Mortgagee's right to exercise the same.

          (c) Wherever and whenever herein any right, power or authority is granted or given to Mortgagee, such right, power or authority may be exercised in all cases by Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of Mortgagee hereunder. Without limitation of the foregoing, in each instance where Mortgagee has engaged a consultant to advise Mortgagee in connection with the exercise of any such rights, powers and authority, Mortgagee shall be entitled to rely upon the advice of such consultant and when so relying shall conclusively be deemed to have acted in a reasonable manner.

     13. The powers conferred on Mortgagee by this Mortgage are solely to protect its interest and the interests of the Holders in the Vessel and shall not impose any duty upon it to exercise such powers. Except for the safe custody of any part of the Vessel in its possession (subject to standards of care governing the Mortgage hereunder) and the accounting for moneys actually received by it hereunder, Mortgagee shall have no duty as to any part of the Vessel whether or not Mortgagee or any Holder has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Vessel.

                                  ARTICLE III
                                  -----------

                            Possession Until Default

     Until an event of default shall have occurred and shall have continued for the time, if any, specified with reference thereto in Article II above, Mortgagee shall permit Mortgagor and Mortgagor shall have the right to possess, use, manage, operate and enjoy the Vessel and to take, collect and receive, and use the freights, issues, rents, income and profits thereof and apply the same to all legitimate uses.

                                   ARTICLE IV
                                   ----------

                            Miscellaneous Provisions

     1. All covenants and agreements of Mortgagor herein contained shall bind Mortgagor, its successors and assigns forever, and shall inure to the benefit of Mortgagee and its successors and assigns forever. Following any assignment of this Mortgage by Mortgagee, any reference herein to "Mortgagee" shall be deemed to refer to the assignee.

     2. The total amount of this Mortgage is Three Hundred Million Dollars ($300,000,000.00), plus interest, expenses and costs as provided herein, in Mortgagor's Subsidiary Guaranty and in the other Note Documents, and performance of the Mortgage covenants. The discharge amount of this Mortgage is the same as the total amount. Notwithstanding the foregoing or any other statement contained herein regarding the maturity of this Mortgage, this Mortgage shall remain in full force and effect until the payment in full of the Secured Obligations and until the full and final performance by Mortgagor of all of its covenants contained in this Mortgage, the Subsidiary Guaranty and the other Note Documents.

     3. The interest of the Mortgagor in the Vessel and the interest mortgaged by this Mortgage is that of one-hundred percent (100%) absolute and sole ownership.

     4. Any notice or demand which by any provision of this Mortgage is required or permitted to be given, delivered or served on Mortgagor may be given, delivered or served by being deposited, first class postage prepaid, in a post office letter box addressed (until another address is filed by Mortgagor in writing with Mortgagee for the purpose of this section), as follows:
__________________________________________________, Attention: _______________
with copies to: Casino America, Inc., 700 Loop
demand which by any provision of this Mortgage is required or permitted to be given, delivered or served on Mortgagee may be given, delivered or served by being deposited, postage prepaid, in a post office box addressed (until another address is filed by Mortgagee in writing with Mortgagor for the purposes of this section) as follows: Fleet National Bank, as Collateral Agent, Attention:
___________________.

     5. In the event of any casualty, accident, loss or other occurrence which gives rise to a preferred maritime Lien against the Vessel within the meaning of 46 U.S.C. (S) 31301, et seq., and (S) 31341 et seq., or any other claim against the Vessel which primes the preferred ship mortgage herein granted, except for Liens arising and accruing in the ordinary course of business but not yet due, or in the event that Mortgagor receives notice that any third party claims or contends that he or some other party holds a preferred maritime Lien or a claim against the Vessel which primes the preferred ship mortgage herein granted, and if any such Lien or claim is not covered in full by insurance maintained by the Mortgagor or the Mortgagor's insurance company has issued a reservation of rights with respect to any such Lien or claim, then, and in any such events, Mortgagor will give Mortgagee immediate notice thereof.

     6. If any provision of this Mortgage, or any obligation, right or remedy created by this Mortgage be declared invalid in any legal proceeding, no other valid obligation, right or remedy created by this Mortgage shall be affected thereby.

     7. Nothing in this Mortgage, express or implied, is intended to confer upon any Person other than the parties hereto and their respective successors, permitted assigns and other transferees any rights or remedies under or by reason of this Mortgage.

     8. This instrument may, for convenience, be executed in any number of original counterparts, each of which shall be deemed an original and all of which taken together shall be and constitute one instrument. Any word importing the singular shall as well include the plural and any pronoun importing gender shall include the masculine, feminine or neuter.

     9. Each of the provisions of this Mortgage is subject to, and shall be enforced in compliance with, all applicable Gaming Laws.

     10. Anything herein to the contrary notwithstanding, it is intended that nothing herein shall waive the preferred status of this Mortgage and that, if any provision or portion of this Mortgage shall be construed to waive its preferred status, then such provision or portion to such extent shall be void and of no effect without affecting the remaining provisions, which shall remain in full force and effect.

     11. The provisions of the Indenture regarding amendments are specifically incorporated in this Mortgage by reference, with the same force and effect as if the same were set out in this Mortgage in full. All references in such incorporated provisions to "Company" shall without further reference mean and refer to Mortgagor and all references in such incorporated provisions to "this Indenture" shall without further reference mean and refer to this Mortgage.

     12. Mortgagor hereby indemnifies Mortgagee, its agents, if any, and each Holder and saves each of them harmless from and against all liability, loss, damages, judgments and expenses, including reasonable attorneys' fees, disbursements, bond expenses, printing and automated document preparation and retention expenses and other ordinary litigation expenses, incurred in connection with any action or proceeding to foreclose this Mortgage or in or to which Mortgagee or any Holder may be made a party due to the existence of this Mortgage or to which action or proceeding Mortgagee or any Holder may become a party for the purpose of protecting the Lien of this Mortgage. All sums paid by Mortgagee or any Holder to prosecute or defend the rights herein set forth shall be deemed a part of the Secured Obligations and shall be paid by Mortgagor to Mortgagee or such Holder within ten days after written demand, and if not paid within that period, shall accrue interest from and including the date of disbursement or advance by Mortgagee or such Holder to and including the date of payment by Mortgagor at the Default Rate.

     13. This Mortgage shall be governed by and construed in accordance with the provisions of the Ship Mortgage Act, and where the Ship Mortgage Act is silent, by the General Maritime Law of the United States, and only to the extent not addressed thereby, by the laws of the State of Louisiana.


                          [INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Mortgagor has caused to be executed by its duly authorized officer this instrument which is effective as of the day and year first above written.

WITNESSES:                             ______________________________

_________________________              By:_______________________
                                       Its:______________________

_________________________



                   ________________________________________
                                 Notary Public
                   My commission expires:__________________

STATE OF ____________________

COUNTY OF ____________________

     PERSONALLY APPEARED BEFORE ME, the undersigned Notary Public in and for the county and state aforesaid, _______________________, who being duly sworn did depose and say that he is the _______________ of _____________________________________________ (the "______________"), the
_________________ that executed the foregoing instrument, and that by and with the authority of the ________________, he signed and executed the foregoing instrument, as the free and voluntary act and deed of said _________________, for and on behalf of the ___________, for the uses, purposes and benefits therein expressed.

     GIVEN UNDER MY HAND AND OFFICIAL SEAL, this ____ day of ___________, 1996.

                                       ______________________________
                                       Notary Public


                                       My commission expires:

                                       ______________________________

                                  SCHEDULE 1
                                      TO
                         FIRST PREFERRED SHIP MORTGAGE
                        DATED THE _______________, 1996
                                      BY
                        ______________________________


1. Liens for wages of a stevedore, when employed directly by a Person listed in 46 U.S.C. (S) 31341, cruises' wages, salvage and general average, whether now existing or hereafter arising and other maritime liens which arise by operation of law during the normal operations of the Vessel which
     (a) are paid in the ordinary course of business and (b) have not been recorded on the General Index or Abstract of Title (U.S.C.G. 1332) of the Vessel or judicially asserted.

2. Whether now existing or hereafter arising, Liens attaching only to existing FF&E on the Vessel subject to financing and any newly acquired or leased FF&E in the event the acquisition thereof is financed with FF&E Financing permitted pursuant to the Indenture, in each case where the FF&E so acquired has been pledged as collateral security for the repayment of the FF&E Financing and where the terms of such FF&E financing do not prohibit the pledge of such FF&E for the benefit of the Holders.